ALLIANCE
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                                    MORTGAGE
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                                   SECURITIES
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                                   INCOME FUND
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                                                               Annual Report
                                                               December 31, 1999


                                                      Alliance Capital [LOGO](R)

Letter To Shareholders                  Alliance Mortgage Securities Income Fund
================================================================================

February 15, 2000

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the Alliance Mortgage Securities Income Fund (the "Fund") over the annual reporting period ended December 31, 1999. The Fund is designed for investors who seek high current income, consistent with safety of principal. To achieve its objective, the Fund invests primarily in a diversified portfolio of mortgage-related securities.

INVESTMENT RESULTS

The following table provides the investment results for the Alliance Mortgage Securities Income Fund for the six- and twelve-month periods ended December 31, 1999. For comparison, we have included the total returns for the Fund's benchmark index, the Lehman Brothers Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Average.

During the six- and twelve-month periods, your Fund outperformed the average performance of its peers in the Lipper U.S. Mortgage Funds Average but underperformed the Lehman Brothers Mortgage-Backed Securities Index. While the Fund was correctly positioned for higher interest rates throughout the year, wider spreads in the high-grade markets in the summer caused by Y2K concerns contributed negatively to performance in 1999. Due to the Fund's slightly leveraged position, underperformance during that period was exacerbated by wider spread levels. Most of this underperformance was recaptured by late in the year, and we are confident that this strategy will, over the long run, prove beneficial to long-term performance.

--------------------------------------------------------------------------------
      INVESTMENT RESULTS*
      Periods Ended December 31, 1999

                                        Total Returns

                                 6 months          12 months
                              ===============  ===============

      Alliance Mortgage
         Securities Income
         Fund

         Class A                    1.27%            0.79%
         Class B                    0.87%            0.02%
         Class C                    1.00%            0.14%

      Lehman Brothers
         Mortgage-Backed
         Securities Index           1.32%            1.86%

      Lipper U.S. Mortgage
         Funds Average              0.85%            0.65%

      * The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Mortgage-Backed Securites Index is comprised of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The unmanaged Lipper U.S. Mortgage Funds Average ("Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assests in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the six- and twelve-month periods ended December 31, 1999, the Lipper Average consisted of 63 and 62 funds, respectively. An investor cannot invest directly in an index or an average.

      Additional investment results appear on page 4.
--------------------------------------------------------------------------------

MARKET OVERVIEW

The U.S. economy continued its robust expansion with a 5.8% growth rate in the fourth quarter of 1999 and 4% overall for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment remains at 4.1%, a thirty-year low. U.S. consumer confidence in the economy led to a spending rate in excess of 5% during the period. The rise in commodity prices, led

                                        Alliance Mortgage Securities Income Fund
================================================================================

by oil, has started to flow through to U.S. inflation as the consumer price index (CPI) moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine-months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification. During the six-month period, the yield curve flattened with two-year Treasury yields increasing 71 basis points from 5.52% to 6.23% and thirty-year Treasury yields increasing 51 basis points from 5.97% to 6.48%.

With the notable exception of emerging-market debt, 1999 was a poor year for U.S. dollar-denominated fixed-income. Among the traditional sectors, mortgage-backed securities (MBS), commercial mortgage-backed securities(CMBS), and asset-backed securities (ABS) posted the best returns during the six-month period and the year. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in the rising interest rate environment. Mortgage-backed securities benefited from both dramatically lower economic refinancings which limit supply, and strong housing turnover, which prevents discount MBS from extending. U.S. government bonds posted the worst returns during the six-month period and the year.

INVESTMENT STRATEGY

During the past year, mortgages benefited from stable prepayment fundamentals and declining supply. The lessening in refinancing activity resulted in a large decline in new pass-through security supply. Higher interest rates predictably decreased the incentive for homeowners to refinance their mortgages. However, turnover prepayment rates remained high as a strong economy and home equity build-up boosted home sales.

During the six-month period ended December 31, 1999, we maintained our strategy of adding value to the portfolio by making small, incremental adjustments to our holdings as we see relative value. We continued to hold commercial mortgage-backed securities, which benefit from lower prepayment risk and a diversified portfolio of interest-only MBS and CMBS, which benefit from rising interest rates. As interest rates rise, these securities tend to appreciate in price, thus providing a buffer to our overall portfolio. We were also active in agency passthroughs.

OUTLOOK

Our near-term outlook for financial markets assumes that the U.S. economy will stay relatively strong and that the global economy will continue to recover. Higher bond yields are cooling overheated U.S. domestic demand, and we believe further increases will help to restore a more balanced domestic/foreign mix over the next six months. While the Federal Reserve left the Federal Funds Rate target 5.50% and monetary policy bias unchanged in December, its accompanying statement stressing "inflationary imbalances" and the possibility that "increases in demand will continue to exceed the growth in potential supply," was hardly conciliatory. An additional interest rate increase was announced on February 2, 2000, after the close of the Fund's reporting period. Improving conditions outside the United States should eventually ease the pressure on our external accounts.

With economic growth strong and temporary upward pressure on inflation, we expect long-term interest rates will trend up modestly from current levels in this environment. After widening dramatically during the third quarter of 1999, yield premiums in non-Treasury sectors have narrowed, although not to the levels seen in mid-1997. We expect these premiums to narrow somewhat from current levels, but not to return to the previous tight levels of early 1997. As we have stated previously, corporate security selection will become increasingly important.

Relative to both 1998 and 1999, we believe that on balance 2000 should be one of relatively lower volatility once the Fed finishes its tightening moves. Supply, after the first quarter bubble, should be fairly light for real estate-related securities, such as residential MBS and CMBS, which are feeling the pinch of higher interest rates. The CMBS market, for example, exhibits some of the same rate sensitivity as residential MBS in terms of supply dynamics. After CMBS supply fell 20% year-on-year in 1999, we expect a 5%-10% year-on-year drop in 2000. Unlike CMBS, ABS supply should be stronger,

                                        Alliance Mortgage Securities Income Fund
================================================================================

with growth anticipated at 10%-20%. Agency debenture issuance will also grow, and we anticipate that it will continue to underperform MBS and CMBS. The collateralized bond obligation and collateralized loan obligation markets will continue to mature, and we expect strong supply in these sectors. One wild card in the market is the degree to which the U.S. Treasury will be active in their anticipated note and bond buyback program.

Thank you for your continued interest and investment in the Alliance Mortgage Securities Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES       Alliance Mortgage Securities Income Fund
================================================================================

Alliance Mortgage Securities Income Fund is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in mortgage-related securities, including collateralized mortgage obligations, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of December 31, 1999

                   ------------------------------------------
                                 CLASS A SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

One Year                         0.79%             -3.49%
Five Years                       6.81%              5.89%
Ten Years                        7.09%              6.62%
SEC Yield**                      7.23%

                   ------------------------------------------
                                 CLASS B SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

One Year                         0.02%             -2.81%
Five Years                       6.01%              6.01%
Since Inception*(a)              5.18%              5.18%
SEC Yield**                      6.78%

                   ------------------------------------------
                                 CLASS C SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

One Year                         0.14%             -0.81%
Five Years                       6.03%              6.03%
Since Inception*                 4.05%              4.05%
SEC Yield**                      6.81%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Since Inception: 1/30/92 Class B; 5/3/93 Class C.

** SEC Yields are based on SEC guidelines and are calculated on 30 days ended December 31, 1999.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

                                        Alliance Mortgage Securities Income Fund
================================================================================

Alliance Mortgage Securities Income Fund
Growth of a $10,000 Investment
12/31/89 to 12/31/99

            [The following information was depicted in a line graph]

ALLIANCE MORTGAGE SECURITIES INCOME FUND
GROWTH OF A $10,000 INVESTMENT
12/31/89 TO 12/31/99

Lehman Brothers Mortgage-Backed Securities Index:                       $ 21,146

Lipper U.S. Mortgage Funds Average:                                     $ 19,470

Alliance Mortgage Securities Income Fund Class A:                       $ 18,991

      This chart illustrates the total value of an assumed $10,000 investment in Alliance Mortgage Securities Income Fund Class A shares (from 12/31/89 to 12/31/99) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The Lipper U.S. Mortgage Funds Average reflects performance of 14 funds (based on the number of funds in the average from 12/31/89 to 12/31/99). These funds have generally similar investment objectives to Alliance Mortgage Securities Income Fund, although the investment policies of some funds included in the average may vary.

      The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of bonds backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

      When comparing Alliance Mortgage Securities Income Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or average.

[GRAPHIC]

PORTFOLIO OF INVESTMENTS
December 31, 1999                       Alliance Mortgage Securities Income Fund
================================================================================

                                   Principal
                                    Amount
                                     (000)       Value
----------------------------------------------------------

MORTGAGE-RELATED
   SECURITIES-116.1%
FEDERAL NATIONAL
   MORTGAGE
   ASSOCIATION-62.9%
   6.00%, 2/01/29 (a) .........  $   18,065   $ 16,523,912
   6.50%, 4/01/11-
      10/01/29 (a) ............      86,964     83,338,918
   7.00%, 3/01/28-11/01/29 ....      29,246     28,277,480
   7.50%, 12/01/28-12/01/29 ...      88,315     87,321,020
   8.00%, 5/01/29-
      11/01/29 (a) ............      58,053     58,524,377
   8.50%, 8/01/11 (a)(b) ......      17,373     17,720,475
   9.00%, 8/01/21 (a) .........       3,110      3,244,856
   10.00%, 10/01/14 (a)(b) ....       9,909     10,383,404
   11.00%, 7/15/16 ............       2,626      2,862,191
   11.50%, 9/15/20 ............       1,691      1,851,619
                                              ------------
Total Federal National
   Mortgage Association
   (cost $316,219,607).........                310,048,252
                                              ------------
GOVERNMENT NATIONAL
   MORTGAGE
   ASSOCIATION-18.5%
   7.00%, 1/15/23-
      8/15/28 (a) .............      53,767     51,968,760
   7.50%, 9/15/28-10/15/29 ....      39,782     39,334,667
   9.00%, 12/15/19 ............           2          2,111
                                              ------------
Total Government National
   Mortgage Association
   (cost $94,971,546)..........                 91,305,538
                                              ------------

FEDERAL HOME LOAN
   MORTGAGE CORP.-13.4%
   6.50%, 2/01/26-
      6/01/29 (a) .............      44,726     42,167,745
   8.00%, 9/01/09 (b) .........       3,954      4,019,184
   9.50%, 9/01/20 .............       2,751      2,894,977
   11.50%, 10/01/10-6/01/20 ...       1,553      1,699,576
   12.00%, 8/01/15-
      7/01/20 (a) .............      11,492     12,535,131
   12.25%, 8/01/13 .........             16         17,596
   12.50%, 6/01/19 ............       1,805      2,016,863
   13.00%, 5/01/14-12/01/18 ...         628        711,743
                                              ------------

Total Federal Home Loan
   Mortgage Corp.
   (cost $68,266,535)..........                 66,062,815
                                              ------------

COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-12.0%
Citicorp Mortgage
   Securities, Inc.
   Series 1987-3 Cl.A1
   9.00%, 5/01/17 .............       6,565      6,630,971
MLCC Mortgage
   Investors, Inc.
   Series 1995-B Cl.B
   6.94%, 11/15/20 (c) ........       4,544      3,859,958
   Series 1996-B Cl.B
   6.94%, 10/15/21 (c) ........       9,871      8,507,445
Morgan Stanley Capital I
   Series 1998-XL2 Cl.A2
   6.17%, 10/01/35 ............      21,000     19,218,360
Residential Accredit Loans,
   Inc.
   Series 1998 Cl.A4
   8.00%, 10/25/28 ............      11,957     11,989,267
Salomon Brothers
   Mortgage
   Securities Inc.
   Series 1999-5
   2.80%, 6/25/29 .............      82,152      4,723,718
Structured Asset
   Securitization Corp.
   Series 1998-4 Cl.M2
   7.22%, 6/25/28 .............       4,454      4,431,730
                                              ------------
Total Collateralized
   Mortgage Obligations
   (cost $60,841,079)..........                 59,361,449
                                              ------------

                                        Alliance Mortgage Securities Income Fund
================================================================================

                                   Principal
                                    Amount
                                     (000)         Value
----------------------------------------------------------

COMMERCIAL MORTGAGE
   BACKED SECURITIES-4.7%
Credit Suisse First Boston
   Mortgage
   Series 1997 Cl.B
   7.28%, 6/20/07 .............  $   10,000   $  9,709,400
Forum Finance Corp. ...........
   5.75%, 5/04/04 .............       5,000      4,926,950
Sasco Floating Rate
   Commercial
   Mortgage
   6.01%, 10/21/13 ............       8,498      8,500,245
                                              ------------

Total Commercial Mortgage
   Backed Securities
   (cost $23,613,377)..........                 23,136,595
                                              ------------

STRIPPED MORTGAGE
   BACKED SECURITIES-4.6%
Bear Stearns
   Series 1997 Cl.2-X I/O
   12.35%, 8/25/36 (d)(e)  ....       6,081      3,010,481
LB Commercial Conduit
   Mortgage Trust
   Series 1998-C4 Cl.X I/O
   9.52%, 9/15/23 (e) .........       7,858      6,968,096
   Series 1999-C2 Cl.X I/O
   9.91%, 10/15/32 (e) ........       2,632      2,509,802
Mortgage Capital
   Funding, Inc.
   Series 1996-MC2
   Cl.X I/O
   8.50%, 12/21/26 (e) ........      11,494     10,084,791
                                              ------------

Total Stripped Mortgage
   Backed Securities
   (cost $27,670,689)..........                 22,573,170
                                              ------------

Total Mortgage-Related
   Securities
   (cost $591,582,833).........                572,487,819
                                              ------------

ASSET BACKED SECURITIES-4.4%
Green Tree Home
   Improvement Loan Trust
   Series 1998-D Cl.HEA4
   6.25%, 8/15/29 .............      20,000     19,681,200
Option One Mortgage
   Securities Corp. ...........
   Series 1999-2
   9.66%, 6/26/29 (d) .........       1,893      1,847,588
                                              ------------

Total Asset Backed
   Securities
   (cost $21,882,077)..........                 21,528,788
                                              ------------

CORPORATE
   OBLIGATION-4.3%
Beverly Finance
   8.36%, 7/15/04 (d)
   (cost $22,681,680) .........      21,000     21,254,100
                                              ------------

U.S. GOVERNMENT
   OBLIGATION-3.1%
U.S. Treasury Notes
   6.00%, 8/15/09
   (cost $15,528,437) .........      16,000     15,500,000
                                              ------------

REPURCHASE
   AGREEMENT-0.4%
Lehman Brothers, Inc. .........
   3.70%, dated 12/30/99,
   due 1/03/00, collateralized by
   $2,875,560 FHLMC,
   6.00%, 05/01/03
   (amortized cost
   $2,000,000) ................       2,000      2,000,000
                                              ------------

TOTAL INVESTMENTS-128.3%
   (cost $653,675,027).........                632,770,707
Other assets less
   liabilities-(28.3%).........               (139,515,321)
                                              ------------

NET ASSETS-100%................               $493,255,386
                                              ============

PORTFOLIO OF INVESTMENTS (continued)    Alliance Mortgage Securities Income Fund
================================================================================

(a) Securities, or a portion thereof, loaned at December 31, 1999, with an aggregate market value of $122,978,937 and cash collateral received from the counterparty of Bear Stearns in the amount of $124,622,000.

(b)   15 year mortgage.

(c)   Adjustable rate mortgages; stated interest in effect at December 31, 1999.

(d) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to $26,112,169 or 5.3% of net assets.

(e) Interest rate represents annualized yield to maturity on date of purchase and principal amount represents amortized cost.

      Glossary of Terms:

      FHLMC - Federal Home Loan Mortgage Corp.
      I/O   - Interest Only

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999                       Alliance Mortgage Securities Income Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $653,675,027) ......................   $  632,770,707
   Interest receivable ..........................................................        5,101,243
   Receivable for capital stock sold ............................................        3,488,607
   Receivable for investment securities sold ....................................        1,987,724
                                                                                    --------------
   Total assets .................................................................      643,348,281
                                                                                    --------------

LIABILITIES
   Due to custodian .............................................................          955,119
   Deposit for securities loaned ................................................      125,095,736
   Payable for investment securities purchased ..................................       17,892,622
   Payable for capital stock redeemed ........................................        4,018,880
   Dividends payable ............................................................          954,908
   Advisory fee payable .........................................................          681,560
   Distribution fee payable .....................................................          170,615
   Accrued expenses and other liabilities .......................................          323,455
                                                                                    --------------
   Total liabilities ............................................................      150,092,895
                                                                                    --------------

NET ASSETS ......................................................................   $  493,255,386
                                                                                    ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................................   $      610,718
   Additional paid-in capital ...................................................      715,649,732
   Undistributed net investment income ..........................................           26,366
   Accumulated net realized loss on investments, options and futures transactions     (202,127,110)
   Net unrealized depreciation of investments ...................................      (20,904,320)
                                                                                    --------------
                                                                                     $ 493,255,386
                                                                                    ==============

CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
      ($429,626,767 / 53,201,898 shares of capital stock issued and outstanding) .....      $ 8.08
   Sales charge--4.25% of public offering price ......................................         .36
                                                                                            ------
   Maximum offering price ............................................................      $ 8.44
                                                                                            ======

   Class B Shares
   Net asset value and offering price per share
      ($44,409,656 / 5,493,965 shares of capital stock issued and outstanding) .......      $ 8.08
                                                                                            ======

   Class C Shares
   Net asset value and offering price per share
      ($19,218,963 / 2,375,980 shares of capital stock issued and outstanding) .......      $ 8.09
                                                                                            ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1999            Alliance Mortgage Securities Income Fund
================================================================================

INVESTMENT INCOME
   Interest .................................................                   $47,609,995
EXPENSES
   Advisory fee .............................................    $ 2,985,322
   Distribution fee - Class A ...............................      1,376,150
   Distribution fee - Class B ...............................        836,620
   Distribution fee - Class C ...............................        214,620
   Transfer agency ..........................................      1,052,765
   Custodian ................................................        292,249
   Printing .................................................        184,914
   Administrative ...........................................        140,731
   Audit and legal ..........................................        122,284
   Registration .............................................         52,050
   Directors' fees ..........................................         29,476
   Miscellaneous ............................................         23,359
                                                                 -----------
   Total expenses before interest ...........................      7,310,540
   Interest expense .........................................      4,296,419
                                                                 -----------
   Total expenses ...........................................                    11,606,959
                                                                                -----------
   Net investment income ....................................                    36,003,036
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions .............                   (15,917,100)
   Net realized loss on options transactions ................                      (160,626)
   Net realized gain on futures transactions ................                       299,860
   Net change in unrealized depreciation of:
     Investments ............................................                   (16,868,294)
     Futures transactions ...................................                       (39,812)
                                                                                -----------
   Net loss on investments ..................................                   (32,685,972)
                                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................                   $ 3,317,064
                                                                                ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS      Alliance Mortgage Securities Income Fund
================================================================================

                                                                          Year Ended         Year Ended
                                                                       December 31, 1999  December 31, 1998
                                                                       -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..............................................  $  36,003,036      $  38,364,402
   Net realized gain (loss) on investment, options, and futures
      transactions ....................................................    (15,777,866)         9,950,849
   Net change in unrealized depreciation of investments and futures
      transactions .................................................       (16,908,106)       (12,082,332)
                                                                         -------------      -------------
   Net increase in net assets from operations .........................      3,317,064         36,232,919
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A .........................................................    (30,117,241)       (24,150,391)
      Class B .........................................................     (4,750,787)       (12,817,547)
      Class C .........................................................     (1,227,538)        (1,396,464)
   Distributions in excess of net investment income
      Class A .........................................................             -0-        (1,771,630)
      Class B .........................................................             -0-          (939,565)
      Class C .........................................................             -0-          (100,466)
CAPITAL STOCK TRANSACTIONS
   Net decrease .......................................................    (94,323,536)       (98,968,113)
                                                                         -------------      -------------
   Total decrease .....................................................   (127,102,038)      (103,911,257)
NET ASSETS
   Beginning of year ..................................................    620,357,424        724,268,681
                                                                         -------------      -------------
   End of year (including undistributed net investment income of
      $26,366) for the year ended December 31, 1999 ...................  $ 493,255,386      $ 620,357,424
                                                                         =============      =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended December 31, 1999            Alliance Mortgage Securities Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
   Interest received ............................................    $47,063,978
   Interest expense paid ........................................     (4,296,419)
   Operating expenses paid ......................................     (7,368,094)
                                                                   -------------
   Net increase in cash from operating activities ...............                   $35,399,465
INVESTING ACTIVITIES:
   Proceeds from disposition of long-term portfolio investments..  1,631,619,338
   Purchase of long-term portfolio investments .................. (1,642,004,645)
   Sales of short-term portfolio investments, net ...............     11,928,374
   Gain on closed futures contracts .............................        299,860
                                                                   -------------
   Net increase in cash from investing activities ...............                     1,842,927
FINANCING ACTIVITIES*:
   Decrease in securities lending ...............................     91,964,165
   Redemptions of capital stock, net ............................   (113,351,902)
   Cash dividends paid ..........................................    (16,814,855)
   Cash overdraft ...............................................        955,119
                                                                   -------------
   Net decrease in cash from financing activities ...............                   (37,247,473)
                                                                                   ------------
   Net decrease in cash .........................................                        (5,081)
   Cash at beginning of year ....................................                         5,081
                                                                                   ------------
   Cash at end of year ..........................................                         $ -0-
                                                                                   ============

-------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations .........                   $ 3,317,064
ADJUSTMENTS:
   Increase in interest receivable ..............................    $  (307,641)
   Net realized loss on investment transactions .................     15,777,866
   Net change in unrealized depreciation ........................     16,908,106
   Accretion of bond discount ................................          (238,376)
   Decrease in accrued expenses .................................        (57,554)
                                                                   -------------
   Total adjustments ............................................                    32,082,401
                                                                                   ------------
   Net increase in cash from operating activities ...............                   $35,399,465
                                                                                   ============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999                       Alliance Mortgage Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Mortgage Securities Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the

NOTES TO FINANCIAL STATEMENTS (cont.)   Alliance Mortgage Securities Income Fund
================================================================================

current fiscal year, permanent differences, primarily due to tax reclassification of paydown losses, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized losses on investments, options and futures transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The Adviser has agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the year ended December 31, 1999.

Pursuant to the advisory agreement, the Fund paid $140,731 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended December 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $741,640 for the year ended December 31, 1999.

For the year ended December 31, 1999, the Fund's expenses were reduced by $52,980 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $11,561 from the sales of Class A shares and $1,428, $43,654 and $6,792 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended December 31, 1999.

Brokerage commissions paid on investment transactions for the year ended December 31, 1999 amounted to $6,570, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the adviser, nor to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,119,504 and $3,207,862 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $148,756,412 and $61,662,657, respectively, for the year ended December 31, 1999. There were purchases of $1,364,832,347 and sales of $1,452,892,339 of

                                        Alliance Mortgage Securities Income Fund
================================================================================

U.S. government and government agency obligations for the year ended December 31, 1999.

At December 31, 1999, the cost of investments for federal income tax purposes was $653,732,146. Accordingly, gross unrealized appreciation of investments was $695,860 and gross unrealized depreciation of investments was $21,657,299 resulting in net unrealized depreciation of $20,961,439.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1999 of $200,190,858, of which $182,944,266 expires in the year 2002, $3,177,946 expires in the year 2004 and $14,068,646 expires in the year 2007.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At December 31, 1999, the Fund had no outstanding futures contracts.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding interest rate swap contracts at December 31, 1999.

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options

NOTES TO FINANCIAL STATEMENTS (cont.)   Alliance Mortgage Securities Income Fund
================================================================================

which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in written options for the year ended December 31, 1999 were as follows:

                                                              Number of
                                                              Contracts       Premiums
                                                            ============     ==========

Options oustanding at beginning of year...................       -0-           $    -0-
Options written...........................................      171            233,843
Options terminated in closing purchase transactions.......     (171)          (233,843)
                                                               ----           --------
Options outstanding at December 31, 1999..................       -0-           $    -0-
                                                               ====           ========

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 1,800,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended             Year Ended
                                             December 31, 1999     December 31, 1998      December 31, 1999     December 31, 1998
                                            ===================   ===================    ===================   ===================
Class A
Shares sold ....................                    13,519,603             6,135,759      $     113,288,362     $      52,962,095
Shares issued in reinvestment of
   dividends and distributions .                     1,794,846             1,659,539             14,896,816            14,298,768
Shares converted from Class B ..                     7,547,577            16,276,489             62,867,029           140,421,587
Shares redeemed ................                   (24,560,559)          (12,357,705)          (204,443,082)         (106,540,434)
                                             -----------------     -----------------      -----------------     -----------------
Net increase (decrease) ........                    (1,698,533)           11,714,082      $     (13,390,875)    $     101,142,016
                                             =================     =================      =================     =================
Class B
Shares sold ....................                       946,406             1,129,782      $       7,898,909     $       9,742,600
Shares issued in reinvestment of
   dividends and distributions .                       316,833               847,302              2,639,932             7,308,487
Shares converted to Class A ....                    (7,545,598)          (16,274,788)           (62,867,029)         (140,421,587)
Shares redeemed ................                    (3,045,799)           (8,433,020)           (25,322,308)          (72,791,687)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease ...................                    (9,328,158)          (22,730,724)     $     (77,650,496)    $    (196,162,187)
                                             =================     =================      =================     =================

                                        Alliance Mortgage Securities Income Fund
================================================================================

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended             Year Ended
                                             December 31, 1999     December 31, 1998      December 31, 1999     December 31, 1998
                                            ===================   ===================    ===================   ===================
Class C
Shares sold ....................                       327,458               493,383      $       2,726,308     $       4,254,625
Shares issued in reinvestment of
   dividends and distributions .                       100,759               119,962                837,243             1,034,204
Shares redeemed ................                      (823,583)           (1,071,818)            (6,845,716)           (9,236,771)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease ...................                      (395,366)             (458,473)     $      (3,282,165)    $      (3,947,942)
                                             =================     =================      =================     =================

--------------------------------------------------------------------------------

NOTE F: Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended December 31, 1999, the maximum amount of security lending agreements outstanding was $178,651,000, the average amount outstanding was approximately $82,163,048 and the daily weighted average interest rate was 5.16%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of December 31, 1999, the Fund had entered into the following security lending agreement:

    Amount           Counterparty        Interest Rate           Maturity
==============      ==============      ===============      ================
 $124,622,000        Bear Stearns            5.95%           January 11, 2000

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 1999.

FINANCIAL HIGHLIGHTS                    Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                          ----------------------------------------------------------------
                                                                                      CLASS A
                                                          ----------------------------------------------------------------


                                                                             Year Ended December 31,
                                                          ================================================================
                                                             1999        1998         1997          1996           1995
                                                          ==========  ==========  ===========    ==========    ===========
Net asset value, beginning of year .....................   $   8.56    $   8.63     $   8.51      $   8.75       $   8.13
                                                           --------    --------     --------      --------       --------
Income From Investment Operations
Net investment income (a) ..............................        .55         .52          .54           .54            .57
Net realized and unrealized gain (loss) on
   investments futures transactions ....................       (.49)       (.03)        (.15)         (.19)           .64
                                                           --------    --------     --------      --------       --------
Net increase in net asset value from operations ........        .06         .49          .69           .35           1.21
                                                           --------    --------     --------      --------       --------
Less: Dividends and Distributions
Dividends from net investment income ................       (.54)       (.52)        (.54)         (.51)          (.57)
Distributions in excess of net investment income .......         -0-       (.04)        (.03)           -0-            -0-
Tax return of capital ..................................         -0-         -0-          -0-         (.08)          (.02)
                                                           --------    --------     --------      --------       --------
Total dividends and distributions ......................       (.54)       (.56)        (.57)         (.59)          (.59)
                                                           --------    --------     --------      --------       --------
Net asset value, end of year ...........................   $   8.08    $   8.56     $   8.63      $   8.51       $   8.75
                                                           ========    ========     ========      ========       ========

Total Return
Total investment return based on net asset value (b) ...        .79%       5.82%        8.40%         4.23%         15.34%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $429,627    $469,750     $372,494      $412,899       $502,390
Ratio of expenses to average net assets ................       1.93%       1.99%        1.41%         1.68%          1.66%
Ratio of expenses to average net assets excluding
interest expense .......................................       1.16%       1.14%        1.07%         1.03%          1.03%
Ratio of net investment income to average net assets ...       6.54%       6.06%        6.30%         6.38%          6.77%
Portfolio turnover rate ................................        229%        202%         184%          208%           285%

--------------------------------------------------------------------------------
See footnotes page 20.

                                        Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                          ----------------------------------------------------------------
                                                                                      CLASS B
                                                          ----------------------------------------------------------------


                                                                             Year Ended December 31,
                                                          ================================================================
                                                             1999        1998         1997          1996           1995
                                                          ==========  ==========  ===========    ==========    ===========
Net asset value, beginning of year ......................  $   8.56    $   8.63     $   8.51      $   8.75       $   8.13
                                                           --------    --------     --------      --------       --------
Income From Investment Operations
Net investment income (a) ...............................       .46         .45          .48           .48            .51
Net realized and unrealized gain (loss) on investments
   and futures transactions .............................      (.46)       (.02)        (.15)         (.19)           .64
                                                           --------    --------     --------      --------       --------
Net increase in net asset value from operations .........        -0-        .43          .63           .29           1.15
                                                           --------    --------     --------      --------       --------
Less: Dividends and Distributions
Dividends from net investment income ....................      (.48)       (.45)        (.48)         (.46)          (.51)
Distributions in excess of net investment income ........        -0-       (.05)        (.03)           -0-            -0-
Tax return of capital ...................................        -0-         -0-          -0-         (.07)          (.02)
                                                           --------    --------     --------      --------       --------
Total dividends and distributions .......................      (.48)       (.50)        (.51)         (.53)          (.53)
                                                           --------    --------     --------      --------       --------
Net asset value, end of year ............................  $   8.08    $   8.56     $   8.63      $   8.51       $   8.75
                                                           ========    ========     ========      ========       ========

Total Return
Total investment return based on net asset value (b) ....       .02%       5.04%        7.60%         3.46%         14.48%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) .................  $ 44,410    $126,879     $323,916      $477,196       $737,593
Ratio of expenses to average net assets .................      2.59%       2.68%        2.14%         2.37%          2.37%
Ratio of expenses to average net assets excluding
   interest expense .....................................      1.89%       1.85%        1.78%         1.74%          1.74%
Ratio of net investment income to average net assets ....      5.68%       5.33%        5.60%         5.66%          6.06%
Portfolio turnover rate .................................       229%        202%         184%          208%           285%

--------------------------------------------------------------------------------
See footnotes page 20.

FINANCIAL HIGHLIGHTS (Continued)        Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                          ----------------------------------------------------------------
                                                                                      CLASS C
                                                          ----------------------------------------------------------------


                                                                             Year Ended December 31,
                                                          ================================================================
                                                             1999        1998         1997          1996           1995
                                                          ==========  ==========  ===========    ==========    ===========

Net asset value, beginning of year ......................  $   8.56    $   8.63     $   8.51      $   8.75       $   8.13
                                                           --------    --------     --------      --------       --------
Income From Investment Operations
Net investment income (a) ...............................       .48         .46          .48           .48            .51
Net realized and unrealized gain (loss) on investments
and futures transactions ................................      (.47)       (.03)         .15          (.19)           .64
                                                           --------    --------     --------      --------       --------
Net increase in net asset value from operations .........       .01         .43          .63           .29           1.15
                                                           --------    --------     --------      --------       --------
Less: Dividends and Distributions
Dividends from net investment income ....................      (.48)       (.46)        (.48)         (.46)          (.51)
Distributions in excess of net investment income ........       -0-        (.04)        (.03)          -0-            -0-
Tax return of capital ...................................       -0-         -0-          -0-          (.07)          (.02)
                                                           --------    --------     --------      --------       --------
Total dividends and distributions .......................      (.48)       (.50)        (.51)         (.53)          (.53)
                                                           --------    --------     --------      --------       --------
Net asset value, end of year ............................  $   8.09    $   8.56     $   8.63      $   8.51       $   8.75
                                                           ========    ========     ========      ========       ========

Total Return
Total investment return based on net asset value (b) ....       .14%       5.04%        7.60%         3.46%         14.46%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) .................  $ 19,219    $ 23,728     $ 27,859      $ 35,355       $ 45,558

Ratio of expenses to average net assets .................      2.64%       2.69%        2.12%         2.38%          2.35%
Ratio of expenses to average net assets excluding
interest expense ........................................      1.87%       1.84%        1.77%         1.73%          1.73%
Ratio of net investment income to average net assets ....      5.80%       5.35%        5.61%         5.67%          6.07%
Portfolio turnover rate .................................       229%        202%         184%          208%           285%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                    Alliance Mortgage Securities Income Fund
================================================================================

To the Shareholders and Board of Directors
Alliance Mortgage Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Mortgage Securities Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Mortgage Securities Income Fund, Inc. at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 22, 2000

                                        Alliance Mortgage Securities Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen H. Corbet, Senior Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

(1)   Member of Audit Committee.

THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income
Alliance Bond Fund
     U.S. Government Portfolio
     Corporate Bond Portfolio
     Quality Bond Portfolio
Alliance Global Dollar
     Government Fund
Alliance Global Strategic Income
     Trust
Alliance High Yield Fund
Alliance Limited Maturity
     Government Fund
Alliance Mortgage Securities
     Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American
     Government Income Trust
Alliance Short-Term U.S.
     Government Fund

Tax-Free Income
Alliance Municipal Income Fund
     California Portfolio
     Insured California Portfolio
     Insured National Portfolio
     National Portfolio
     New York Portfolio
Alliance Municipal Income Fund II
     Arizona Portfolio
     Florida Portfolio
     Massachusetts Portfolio
     Michigan Portfolio
     Minnesota Portfolio
     New Jersey Portfolio
     Ohio Portfolio
     Pennsylvania Portfolio
     Virginia Portfolio

Money Market
AFD Exchange Reserves

Growth
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier
     Portfolio

Growth & Income
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

International
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier
     Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization
     Fund

Institutional
Premier Growth
Quasar
Real Estate Investment

Closed-End Funds
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income
     Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government
     Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

Cash Management Services
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
     Prime Portfolio
     Government Portfolio
     Tax-Free Portfolio
     Treasury Portfolio
     Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
     California Portfolio
     Connecticut Portfolio
     Florida Portfolio
     General Portfolio
     Massachusetts Portfolio
     New Jersey Portfolio
     New York Portfolio
     Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
     Prime Portfolio
     General Municipal Portfolio
     Government Portfolio

Alliance Mortgage Securities Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



Alliance Capital [LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MORAR1299